Exhibit 99.2

LCNB Corp. and Subsidiaries Financial Highlights (Dollars in thousands, except per share amounts) (Unaudited)
	Three Months Ended					Twelve Months Ended
	12-31-2023	09-30-2023	06-30-2023	03-31-2023	12-31-2022	12-31-2023	12-31-2022
Condensed Income Statement
Interest income	$23,310	$19,668	18,703	17,918	17,719	79,599	65,753
Interest expense	8,651	6,097	4,526	3,976	1,511	23,250	4,711
Net interest income	14,659	13,571	14,177	13,942	16,208	56,349	61,042
Provision for (recovery of) credit losses	2,218	(114)	30	(57)	(19)	2,077	250
Net interest income after provision for (recovery of) credit losses	12,441	13,685	14,147	13,999	16,227	54,272	60,792
Non-interest income	4,606	3,578	3,646	3,581	3,629	15,411	14,288
Non-interest expense	17,576	12,244	12,078	12,525	12,065	54,423	48,134
Income before income taxes	(529)	5,019	5,715	5,055	7,791	15,260	26,946
Provision for (benefit from) income taxes	(236)	949	1,021	898	1,383	2,632	4,818
Net income (loss)	$(293)	$4,070	$4,694	$4,157	6,408	12,628	22,128

Supplemental Income Statement Information
Amort/Accret income on acquired loans	$410	$—	—	75	249	484	520
Tax-equivalent net interest income	$14,703	$13,617	14,223	13,989	16,257	56,532	61,242

Per Share Data
Dividends per share	$0.22	$0.21	0.21	0.21	0.21	0.85	0.81
Basic earnings (loss) per common share	$(0.02)	$0.37	0.42	0.37	0.57	1.10	1.93
Diluted earnings (loss) per common share	$(0.02)	$0.37	0.42	0.37	0.57	1.10	1.93
Book value per share	$17.86	$18.10	18.20	18.22	17.82	17.86	17.82
Tangible book value per share	$11.16	$12.72	12.81	12.86	12.48	11.16	12.48
Weighted average common shares outstanding:
Basic	12,378,289	11,038,720	11,056,308	11,189,170	11,211,328	11,417,857	11,410,981
Diluted	12,378,289	11,038,720	11,056,308	11,189,170	11,211,328	11,417,857	11,410,981
Shares outstanding at period end	13,173,569	11,123,382	11,116,080	11,202,063	11,259,080	13,173,569	11,259,080

Selected Financial Ratios
Return on average assets	(0.05)%	0.82%	0.98%	0.88%	1.34%	0.63%	1.16%
Return on average equity	(0.53)%	7.92%	9.22%	8.33%	12.90%	6.08%	10.62%
Return on average tangible common equity	(0.72)%	11.21%	13.07%	11.85%	18.59%	8.54%	14.96%
Dividend payout ratio	NM	56.76%	50.00%	56.76%	36.84%	77.27%	41.97%
Net interest margin (tax equivalent)	2.99%	3.04%	3.28%	3.28%	3.77%	3.14%	3.55%
Efficiency ratio (tax equivalent)	91.02%	71.21%	67.59%	71.29%	60.67%	75.65%	63.73%

Selected Balance Sheet Items
Cash and cash equivalents	$39,723	$43,422	26,020	31,876	22,701
Debt and equity securities	318,723	309,094	314,763	328,194	323,167

Loans:
Commercial and industrial	$120,411	$125,751	127,553	124,240	120,236
Commercial, secured by real estate	1,107,556	981,787	961,173	932,208	938,022
Residential real estate	459,073	313,286	312,338	303,051	305,575
Consumer	25,578	27,018	29,007	28,611	28,290
Agricultural	10,952	11,278	9,955	7,523	10,054
Other, including deposit overdrafts	82	80	69	62	81
Deferred net origination fees	(181)	(796)	(844)	(865)	(980)
Loans, gross	1,723,471	1,458,404	1,439,251	1,394,830	1,401,278
Less allowance for credit losses on loans	10,525	7,932	7,956	7,858	5,646
Loans, net	$1,712,946	$1,450,472	$1,431,295	$1,386,972	$1,395,632

"NM" - Not Meaningful

	Three Months Ended					Twelve Months Ended
	12-31-2023	09-30-2023	06-30-2023	03-31-2023	12-31-2022	12-31-2023	12-31-2022
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$7,932	7,956	7,858	5,646	5,644
Cumulative change in accounting principle - ASC 326	—	—	—	2,196	—
Fair value adjustment for purchased credit deteriorated loans	493	—	—	—	—
Provision for (recovery of) credit losses	2,203	9	131	32	(19)
Losses charged off	(126)	(57)	(49)	(36)	(60)
Recoveries	23	24	16	20	81
Allowance for credit losses, end of period	$10,525	7,932	7,956	7,858	5,646

Total earning assets	$2,045,382	$1,787,796	1,756,157	1,736,829	$1,726,902
Total assets	2,291,592	1,981,668	1,950,763	1,924,808	1,919,398
Total deposits	1,824,389	1,616,890	1,596,709	1,603,881	1,604,970
Short-term borrowings	97,395	30,000	112,289	76,500	71,455
Long-term debt	113,123	112,641	18,122	18,598	19,072
Total shareholders’ equity	235,303	201,349	202,316	204,072	200,675
Equity to assets ratio	10.27%	10.16%	10.37%	10.60%	10.46%
Loans to deposits ratio	94.47%	90.20%	90.14%	86.97%	87.31%

Tangible common equity (TCE)	$146,999	$141,508	142,362	144,006	140,489
Tangible common assets (TCA)	2,203,288	1,921,827	1,890,809	1,864,742	1,859,212
TCE/TCA	6.67%	7.36%	7.53%	7.72%	7.56%

Selected Average Balance Sheet Items
Cash and cash equivalents	$49,436	$36,177	30,742	35,712	$24,330	$38,040	$30,364
Debt and equity securities	310,274	313,669	321,537	327,123	323,195	318,082	335,051

Loans	$1,622,911	$1,451,153	1,405,939	1,389,385	$1,383,809	$1,467,981	$1,380,272
Less allowance for credit losses on loans	8,826	7,958	7,860	7,522	5,647	8,046	5,629
Net loans	$1,614,085	1,443,195	1,398,079	1,381,863	$1,378,162	$1,459,935	$1,374,643

Total earning assets	$1,952,121	$1,775,713	1,737,256	1,729,008	1,711,524	1,799,102	1,724,350
Total assets	2,182,477	1,971,269	1,927,956	1,922,031	1,903,624	2,001,565	1,915,716
Total deposits	1,759,677	1,610,508	1,604,346	1,583,857	1,637,201	1,640,000	1,652,309
Short-term borrowings	64,899	63,018	79,485	94,591	21,433	75,383	14,482
Long-term debt	115,907	72,550	18,514	18,983	23,855	56,798	17,910
Total shareholders’ equity	220,678	203,967	204,085	202,419	197,014	207,827	208,271
Equity to assets ratio	10.11%	10.35%	10.59%	10.53%	10.35%	10.38%	10.87%
Loans to deposits ratio	92.23%	90.11%	87.63%	87.72%	84.52%	89.51%	83.54%

Asset Quality
Net charge-offs (recoveries)	$102	$33	33	16	(21)	184	110
Other real estate owned	—	—	—	—	—	—	—

Non-accrual loans	$80	$85	451	701	391	80	391
Loans past due 90 days or more and still accruing	72	176	256	—	39	72	39
Total nonperforming loans	$152	261	707	701	430	152	430

Net charge-offs (recoveries) to average loans	0.02%	0.01%	0.01%	0.00%	(0.01)%	0.01%	0.01%
Allowance for credit losses on loans to total loans	0.61%	0.54%	0.55%	0.56%	0.40%
Nonperforming loans to total loans	0.01%	0.02%	0.05%	0.05%	0.03%
Nonperforming assets to total assets	0.01%	0.01%	0.04%	0.04%	0.02%

	Three Months Ended					Twelve Months Ended
	12-31-2023	09-30-2023	06-30-2023	03-31-2023	12-31-2022	12-31-2023	12-31-2022

Assets Under Management
LCNB Corp. total assets	$2,291,592	1,981,668	1,950,763	1,924,808	1,919,398
Trust and investments (fair value)	806,770	731,342	744,149	716,578	678,366
Mortgage loans serviced	391,800	146,483	143,093	142,167	148,412
Cash management	2,375	2,445	2,668	1,831	1,925
Brokerage accounts (fair value)	392,390	368,854	384,889	374,066	347,737
Total assets managed	3,884,927	3,230,792	3,225,562	3,159,450	3,095,838

Reconciliation of Net Income Less Tax-Effected Merger-Related Costs
Net income (loss)	$(293)	4,070	4,694	4,157	6,408	12,628	22,128
Merger expenses	3,914	302	415	25	—	4,656	—
Provision for credit losses on non-PCD loans	1,722	—	—	—	—	1,722	—
Tax effect	(1,102)	(3)	(63)	(4)	—	(1,172)	—
Adjusted net income	$4,241	4,369	5,046	4,178	6,408	17,834	22,128

Adjusted basic and diluted earnings per share	$0.34	$0.40	0.45	0.37	0.57	1.56	1.93
Adjusted return on average assets	0.77%	0.88%	1.05%	0.88%	1.34%	0.89%	1.16%
Adjusted return on average equity	7.62%	8.50%	9.92%	8.37%	12.90%	8.58%	10.62%

	Three Months Ended December 31,						Three Months Ended September 30,
	2023			2022			2023
	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate
Loans (1)	$1,622,911	21,113	5.16%	$1,383,809	15,887	4.55%	$1,451,153	17,875	4.89%
Interest-bearing demand deposits	18,936	280	5.87%	4,520	56	4.92%	10,891	152	5.54%
Federal Reserve Bank stock	4,930	144	11.59%	4,652	140	11.94%	4,652	—	—%
Federal Home Loan Bank stock	12,607	273	8.59%	4,106	66	6.38%	7,007	134	7.59%
Investment securities:
Equity securities	4,415	62	5.57%	4,353	29	2.64%	3,382	38	4.46%
Debt securities, taxable	265,736	1,273	1.90%	283,442	1,355	1.90%	274,494	1,296	1.87%
Debt securities, non-taxable (2)	22,586	209	3.67%	26,642	235	3.50%	24,134	219	3.60%
Total earnings assets	1,952,121	23,354	4.75%	1,711,524	17,768	4.12%	1,775,713	19,714	4.40%
Non-earning assets	239,182			197,747			203,514
Allowance for credit losses	(8,826)			(5,647)			(7,958)
Total assets	$2,182,477			$1,903,624			$1,971,269

Interest-bearing demand and money market deposits	$574,349	2,710	1.87%	$520,158	610	0.47%	$541,487	2,298	1.68%
Savings deposits	402,791	323	0.32%	444,632	153	0.14%	379,515	129	0.13%
IRA and time certificates	302,434	3,321	4.36%	150,175	426	1.13%	230,030	1,999	3.45%
Short-term borrowings	64,899	918	5.61%	21,433	96	1.78%	63,018	830	5.23%
Long-term debt	115,907	1,379	4.72%	23,855	226	3.76%	72,550	841	4.60%
Total interest-bearing liabilities	1,460,380	8,651	2.35%	1,160,253	1,511	0.52%	1,286,600	6,097	1.88%
Demand deposits	480,103			522,236			459,476
Other liabilities	21,316			24,121			21,226
Equity	220,678			197,014			203,967
Total liabilities and equity	$2,182,477			$1,903,624			$1,971,269
Net interest rate spread (3)			2.40%			3.60%			2.52%
Net interest income and net interest margin on a taxable-equivalent basis (4)		14,703	2.99%		16,257	3.77%		13,617	3.04%
Ratio of interest-earning assets to interest-bearing liabilities	133.67%			147.51%			138.02%

(1)	Includes non-accrual loans.
(2)	Income from tax-exempt securities is included in interest income on a taxable-equivalent basis. Interest income has been divided
(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (Dollars in thousands)
	December 31, 2023 (Unaudited)	December 31, 2022
ASSETS:
Cash and due from banks	$36,535	20,244
Interest-bearing demand deposits	3,188	2,457
Total cash and cash equivalents	39,723	22,701
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,336	2,273
Equity securities without a readily determinable fair value, at cost	3,666	2,099
Debt securities, available-for-sale, at fair value	276,601	289,850
Debt securities, held-to-maturity, at cost, net	16,858	19,878
Federal Reserve Bank stock, at cost	5,086	4,652
Federal Home Loan Bank stock, at cost	15,176	4,415
Loans, net	1,712,946	1,395,632
Premises and equipment, net	36,302	33,042
Operating lease right-of-use assets	6,000	6,525
Goodwill	79,509	59,221
Core deposit and other intangibles, net	9,494	1,827
Bank-owned life insurance	49,847	44,298
Interest receivable	8,405	7,482
Other assets, net	30,643	25,503
TOTAL ASSETS	$2,291,592	1,919,398

LIABILITIES:
Deposits:
Noninterest-bearing	$462,267	505,824
Interest-bearing	1,362,122	1,099,146
Total deposits	1,824,389	1,604,970
Short-term borrowings	97,395	71,455
Long-term debt	113,123	19,072
Operating lease liabilities	6,261	6,647
Accrued interest and other liabilities	15,121	16,579
TOTAL LIABILITIES	2,056,289	1,718,723

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 16,384,952 and 14,270,550 shares at December 31, 2023 and December 31, 2022, respectively; outstanding 13,173,569 and 11,259,080 shares at December 31, 2023 and December 31, 2022, respectively	173,637	144,069
Retained earnings	140,017	139,249
Treasury shares at cost, 3,211,383 and 3,011,470 shares at December 31, 2023 and December 31, 2022, respectively	(56,015)	(52,689)
Accumulated other comprehensive loss, net of taxes	(22,336)	(29,954)
TOTAL SHAREHOLDERS' EQUITY	235,303	200,675
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,291,592	$1,919,398

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF INCOME (Dollars in thousands, except per share data) (Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
INTEREST INCOME:
Interest and fees on loans	$21,113	15,887	71,894	59,247
Dividends on equity securities:
With a readily determinable fair value	9	16	43	56
Without a readily determinable fair value	53	13	132	29
Interest on debt securities:
Taxable	1,273	1,355	5,235	5,027
Non-taxable	165	186	688	753
Other investments	697	262	1,607	641
TOTAL INTEREST INCOME	23,310	17,719	79,599	65,753

INTEREST EXPENSE:
Interest on deposits	6,354	1,189	16,571	3,682
Interest on short-term borrowings	918	96	4,060	416
Interest on long-term debt	1,379	226	2,619	613
TOTAL INTEREST EXPENSE	8,651	1,511	23,250	4,711
NET INTEREST INCOME	14,659	16,208	56,349	61,042

PROVISION FOR (RECOVERY OF) CREDIT LOSSES	2,218	(19)	2,077	250
NET INTEREST INCOME AFTER PROVISION FOR (RECOVERY OF) CREDIT LOSSES	12,441	16,227	54,272	60,792

NON-INTEREST INCOME:
Fiduciary income	1,828	1,617	7,091	6,468
Service charges and fees on deposit accounts	1,532	1,532	5,856	6,190
Bank-owned life insurance income	306	271	1,136	1,074
Gains from sales of loans	659	8	697	196
Other operating income	281	201	631	360
TOTAL NON-INTEREST INCOME	4,606	3,629	15,411	14,288

NON-INTEREST EXPENSE:
Salaries and employee benefits	7,654	7,192	29,108	28,483
Equipment expenses	441	395	1,616	1,629
Occupancy expense, net	934	767	3,301	3,067
State financial institutions tax	439	428	1,628	1,740
Marketing	366	339	1,101	1,184
Amortization of intangibles	196	113	532	478
FDIC insurance premiums, net	269	133	932	530
Contracted services	798	601	2,776	2,503
Other real estate owned, net	1	8	4	(866)
Merger-related expenses	3,914	—	4,656	—
Other non-interest expense	2,564	2,089	8,769	9,386
TOTAL NON-INTEREST EXPENSE	17,576	12,065	54,423	48,134
INCOME BEFORE INCOME TAXES	(529)	7,791	15,260	26,946
PROVISION FOR (BENEFIT FROM) INCOME TAXES	(236)	1,383	2,632	4,818
NET INCOME	$(293)	6,408	12,628	22,128

Earnings per common share:
Basic	(0.02)	0.57	1.10	1.93
Diluted	(0.02)	0.57	1.10	1.93
Weighted average common shares outstanding:
Basic	12,378,289	11,211,328	11,417,857	11,410,981
Diluted	12,378,289	11,211,328	11,417,857	11,410,981